UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 26, 2013

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

WSFS Financial Corporation (the “Company”) issued a press release on August 29, 2013, announcing the redemption of its remaining cumulative perpetual preferred stock on August 26, 2013. The redemption of this excess capital was funded by available cash on hand of the Company at the stated liquidation (par) value of $1,000 per share. The Company paid preferred stockholders a total of $32,675,000 which included accrued and unpaid dividends to, but excluding August 26, 2013. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Dated August 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: August 29, 2013	By:	/s/ Stephen A. Fowle
Stephen A. Fowle
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release Dated August 29, 2013